UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21583

Clough Global Allocation Fund

(exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Erin E. Douglas, Secretary

Clough Global Allocation Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end:    March 31

Date of reporting period: March 31, 2010

Item 1.  Reports to Stockholders.

Clough Global Allocation Fund

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Annual Report
3.31.10

2	SHAREHOLDER LETTER
March 31, 2010

To our Shareholders:

During the 12 months ended March 31, 2010, the Clough Global Allocation Fund’s (the “Fund”) total return, assuming reinvestment of all distributions, was 38.14% based on net asset value and 61.32% based on the market price of the stock. That compares with a 49.72% return for the S&P 500 for the same period. Since the Fund’s inception on July 28, 2004, the total growth in net asset value assuming reinvestment of all distributions has been 46.22%, this compares to a cumulative total return of 20.00% for the S&P 500 through March 31, 2010. The Fund’s compound annual return since inception is 6.92% compared to 3.26% of the S&P 500 through March 31, 2010. Total distributions since inception have been $10.21 per share, and based on the current dividend rate of $0.30 per share, offer a yield of 7.54% on market price as of March 31, 2010, of $15.92.

In coming months we think the combination of a shortage of yield in the bond markets, a decline in stock market volatility and strong corporate cash flows will provide ongoing support for equities. We believe our strategy of identifying global profit cycles and having the patience to allow the financial markets time to recognize them should be quite effective in a low interest rate world.

We see three reasons for the yield shortage. First, household debt declined 1.7% in 2009. It was the first decline since 1945 according to a report in Barron’s. Residential mortgages make up approximately 75% of consumer credit and represent a major source of yield. However, new mortgage supply is dependent upon the combination of new housing investment and inflation of the housing stock. Housing is still depreciating and loan to value ratios are declining so neither new construction nor inflation is likely to reemerge anytime soon. This suggests little new yield supply will emerge on the mortgage front.

Secondly, the contraction of the banking system is visibly underway. Bank loans fell 9% year on year in February according to the Federal Reserve, and such declines are rare in the postwar period. According to the Wall Street Journal, the total number of retail bank branches will actually decline this year. Banks are “aggressively pruning their sprawling operations to get rid of locations deemed unattractive.” Deposit rates are likely to remain at liquidation levels until the process is complete, a multi-year undertaking in our judgment.

Third, US business cash flow is strong. Again, according to the Wall Street Journal, non-financial businesses alone in the US have $932 billion in cash. With so much of the corporate capital stock overbuilt, investment is likely to remain weak, businesses are likely to be managed for cash and debt is likely to be liquidated. In a nutshell so long as private debt is declining, the shortage of yield will only worsen and the forced migration of investment capital abroad will likely be sustained.

Moreover, the deleveraging going on in the economy is translating to the financial markets. The decline in financial market leverage and the lessening of speculative capital should bring about a decline in market volatility going forward. That seems equity bullish to us. Recent evidence of this is the continued decline in volatility in the face of the threats of sovereign collapse and recent dollar strength. People own a lot less stock than they used to and that alone reduces selling pressure.

www.cloughglobal.com

SHAREHOLDER LETTER (CONTINUED)	3
March 31, 2010

That leaves the economy with two pillars of stranded capital: (1) the large stock of household savings trapped at the money rate; and (2) the pile of excess reserves at the Fed. The common fear is that private lending will revive and bring about the inflation event the world believes is coming. We don’t think that is likely for a simple reason. The base effect of today’s huge private debt structure limits additional borrowing because the cost of servicing already existing debt restricts its further expansion. We think the real macro risk is the US recovery decelerates and deflationary pressures reignite. As we opined in earlier communications this is not necessarily bearish for equities, particularly where investment and capacity is reduced and productivity is upgraded, nor will it short circuit the emergence of new profit cycles in which we are investing.

It also suggests that capital will be available where good returns exist at very low cost. What is so encouraging in the face of this is the number of emerging profit cycles we see in the world.

We still believe the major investment story is emerging world consumption. Asian assets in particular will be the key beneficiary of low money rates in the developed economies. Predictions of a China credit bubble and a coming investment collapse remain a constant staple in the popular media and we still think these analyses are too simplistic. In China, for example, the bank credit to GDP (gross domestic product) ratio is the lowest of all the major economies. Office building is 3% of GDP and urbanization still creates a continuing housing shortage and the need to invest.

We have argued first of all that China’s huge domestic savings rate, its foreign reserve holdings and the high down payments required to purchase real estate all argue against widespread credit defaults. Household debt in China is around 17% of GDP compared to almost 100% in the US. And our belief is that its high investment rate is still adding to the economy’s productivity. A recent Morgan Stanley research report notes how low China’s capital to labor ratio is when compared to other economies. For example fixed capital formation per capita in China is only 14%, 11%, 6% and 4% respectively of that in Taiwan, Korea, the US and Japan. Of those four economies, only in the US and Japan are capital stock additions largely offsetting depreciation of the current capital stock. To us that suggests that return on investment is still strong in China, and as its capital to labor ratio rises, so will productivity. Since there is so much stranded capital in the world’s financial markets, the needed capital will likely be available to China at low cost. To look at China’s capital formation or debt growth in the eyes of western standards is not a valid approach. For one, as China moves from an importer to an exporter of higher value capital goods, there is even more need for domestic capital investment. And as China’s consumers gradually adopt more of a credit culture, personal income growth of 10 – 12% should easily turn into consumption growth in the mid-teens. To us the popular negativism about China simply increases the potential upside for stocks. Fortunately we are able to invest substantial research resources into trying to find the best investment opportunities not only in China but across the Asian consumer economies.

Bank credit is also growing rapidly in Brazil. In 2009 it grew 15%. Since credit and profit growth are highly correlated we think a strong profit uptrend is likely. Real interest rates are still high (almost 4%) and mortgage activity is beginning to emerge. If real interest rates decline, domestic demand should surge. Mortgage debt is 3% of GDP and has a long way to rise.

2010 - Annual Report

4	SHAREHOLDER LETTER (CONTINUED)
March 31, 2010

We have also maintained our energy investments. There is an enduring value to long lived oil reserves at a time most are in unstable political hands. We believe oil production from current fields will soon peak and global oil supplies will gradually tighten. These barrels can be replaced but only at much higher costs and we have positioned the portfolio to potentially benefit from the spending necessary to develop them. Moreover cost inflation is beginning to emerge in the deep water drilling sector and consolidation is beginning in both the oil and oil service industries. Exxon Mobil’s acquisition of XTO Resources and Schlumberger’s recent bid for Smith International put all of this in the spotlight.

Other themes of note reflected in the Funds are focused on industries where restructuring has reduced capacity and enhanced productivity to the point we think even a modest increase in demand substantially increases profits. For example, if automobile demand simply recovers to the level of scrappage, profitability among the original equipment auto parts companies should rise sharply. In fact it already has even at lower production rates. It is one of the few industries where pricing power is emerging. Pricing power is even beginning to emerge among the tire manufacturers, whose profitability has been held back by raw materials cost increase. We see these cost increases reversing as replacement demand for tires and pricing recover in the months ahead. We think the same dynamics are present in the aerospace industry where a recovery in travel demand after a long period of equipment parts underproduction is bringing on profit recovery.

Finally, our case for a longer period of lower money market rates will support profit recovery across the financial sector and the funds are well represented there. Many life insurers still sell below book value because of lingering balance sheet issues, but the boom in corporate cash flows continues to allow quality spreads to collapse and we suspect many of those stocks will price closer to stated book in the months ahead.

We sincerely appreciate your interest in our Fund. If you have any questions about your investment, please call 1-877-256-8445.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.0 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Allocation Fund.

Forward-looking statements are based on information that is available on the date hereof, and neither the fund manager nor any other person affiliated with the fund manager has any duty to update any forward-looking statements. Important factors that could affect actual results to differ from these statements include, among other factors, material, negative changes to the asset class and the actual composition of the portfolio.

www.cloughglobal.com

PORTFOLIO ALLOCATION	5
March 31, 2010

Asset Type (as a % of Market Value)*

Common Stock US	51.96%
Common Stock Foreign	21.02%
ETF’s	-2.25%

Total Equities	70.73%

Corporate Debt	17.43%
Government L/T	3.03%
Asset/Mortgage backed	0.40%

Total Fixed Income	20.86%

Short-Term Investments	8.38%
Options	0.15%
Other (Foreign Cash)	-0.12%

Total Other	8.41%
TOTAL INVESTMENTS	100.00%

Global Breakdown (as a % of Market Value)^

United States	77.15%	South Korea	0.45%
Brazil	5.63%	British Virgin Islands	0.37%
Hong Kong	2.16%	Thailand	0.35%
Canada	1.74%	France	0.28%
Bermuda	1.70%	Singapore	0.23%
China	1.58%	Luxembourg	0.22%
Japan	1.53%	United Kingdom	0.20%
Switzerland	1.38%	Germany	0.12%
Papua New Guinea	1.31%	Israel	0.11%
Indonesia	1.00%	Cayman Islands	0.03%
South Africa	0.93%	Vietnam	0.03%
Netherlands	0.88%	India	-0.25%
Greece	0.65%	Mexico	-0.25%
Taiwan	0.47%

*	Includes securities sold short.
^	Includes securities sold short and foreign cash balances.

2010 - Annual Report

6	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
March 31, 2010

To the Shareholders and Board of Trustees of Clough Global Allocation Fund:

We have audited the accompanying statement of assets and liabilities of Clough Global Allocation Fund (the “Fund”), including the statement of investments, as of March 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2010, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clough Global Allocation Fund as of March 31, 2010, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Denver, Colorado
May 19, 2010

www.cloughglobal.com

STATEMENT OF INVESTMENTS	7
March 31, 2010

	Shares	Value
COMMON STOCKS 112.81%
Consumer/Retail 14.99%
American Axle & Manufacturing Holdings, Inc.(a)	106,400	$1,061,872
Anta Sports Products, Ltd.	323,600	534,315
Belle International Holdings, Ltd.	297,500	400,026
China Dongxiang Group Co.	1,196,000	862,620
China Lilang, Ltd.(a)	619,400	601,510
Compagnie Generale des Etablissements Michelin	14,306	1,054,236
Cooper Tire & Rubber Co.	28,700	545,874
Delta Dunia Makmur Tbk PT(a)	1,315,000	154,629
Federal - Mogul Corp.(a)	2,331	42,797
Ford Motor Co.(a)	208,819	2,624,855
Gafisa S.A. - ADR	26,000	357,240
The Goodyear Tire & Rubber Co.(a)	223,607	2,826,393
Huiyin Household Appliances Holdings Co., Ltd.(a)	242,900	77,898
Hyatt Hotels Corp.(a)	10,400	405,184
Intercontinental Hotels Group PLC	11,206	175,492
Jardine Strategic Holdings, Ltd.	21,295	409,716
JOS A Bank Clothiers, Inc.(a)	18,500	1,011,025
Kraft Foods, Inc.	32,700	988,848
Lear Corp.(a)	5,600	444,360
Little Sheep Group, Ltd.(b)	59,000	32,979
New World Department Store China, Ltd.	104,700	100,867
Owens-Illinois, Inc.(a)	59,622	2,118,966
PCD Stores, Ltd.(a) (b)	751,000	248,584
Ports Design, Ltd.	156,700	397,590
QuinStreet, Inc.(a)	37,700	641,277
Regal Hotels International Holdings, Ltd.	238,390	95,181
Starwood Hotels & Resorts Worldwide, Inc.	30,600	1,427,184
Tenneco, Inc.(a)	144,627	3,420,429
Tiger Airways Holdings, Ltd.(a) (b)	197,200	250,914
TJX Cos, Inc.	20,600	875,912
TRW Automotive Holdings Corp.(a)	35,700	1,020,306
Wal-Mart Stores, Inc.	12,000	667,200
The Walt Disney Co.	15,800	551,578

		26,427,857

Energy 22.39%
Coal 2.08%
Alpha Natural Resources, Inc.(a)	27,700	1,381,953
Arch Coal, Inc.	15,900	363,315
Massey Energy Co.	10,000	522,900
Walter Industries, Inc.	15,100	1,393,277

		3,661,445

Exploration & Production 12.60%
Anadarko Petroleum Corp.	34,032	2,478,551
Cabot Oil & Gas Corp.	9,900	364,320
Canadian Natural Resources, Ltd.	9,900	732,996
EDP - Energias do Brasil S.A.(b)	15,100	289,798

2010 - Annual Report

8	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

	Shares	Value
Exploration & Production (continued)
EOG Resources, Inc.	9,200	$855,048
Exxon Mobil Corp.	7,900	529,142
Halliburton Co.	58,000	1,747,540
InterOil Corp.(a)	50,675	3,283,740
Newfield Exploration Co.(a)	15,600	811,980
Noble Energy, Inc.	27,259	1,989,907
Occidental Petroleum Corp.	36,800	3,111,072
OGX Petroleo e Gas Participacoes S.A.	143,700	1,344,599
PetroHawk Energy Corp.(a)	36,400	738,192
Petroleo Brasileiro S.A. - Sponsored ADR	33,030	1,307,658
Plains Exploration & Production Co.(a)	37,866	1,135,601
Southwestern Energy Co.(a)	13,992	569,754
Swift Energy Co.(a)	19,200	590,208
Ultra Petroleum Corp.(a)	7,200	335,736

		22,215,842

Oil Services and Drillers 7.69%
Baker Hughes, Inc.	21,700	1,016,428
Cabot Corp.	9,100	276,640
Calfrac Well Services, Ltd.	19,200	400,768
Cameron International Corp.(a)	41,100	1,761,546
ENSCO International, Inc. - ADR	22,000	985,160
National Oilwell Varco, Inc.	37,793	1,533,640
Noble Corp.(a)	25,000	1,045,500
Oceaneering International, Inc.(a)	18,680	1,185,993
Suncor Energy, Inc.	52,882	1,720,780
Superior Well Services, Inc.(a)	45,163	604,281
Transocean, Inc.(a)	19,099	1,649,772
Trican Well Service, Ltd.	24,600	318,263
Weatherford International, Ltd.(a)	66,700	1,057,862

		13,556,633

Tankers 0.02%
Golar LNG, Ltd.(a)	3,654	42,752

TOTAL ENERGY		39,476,672

Finance 17.04%
Banks 13.59%
AES Tiete S.A.	22,725	248,162
Banco Bradesco S.A. - ADR	35,310	650,763
Banco Santander Brasil S.A. - ADR	56,900	707,267
Bangkok Bank PLC	40,800	165,925
Bank Mandiri Tbk PT	2,660,000	1,563,932
Bank of America Corp.	225,900	4,032,315
Bank of China, Ltd.	1,335,000	711,840
BlackRock Kelso Capital Corp.	105,700	1,052,772
BOC Hong Kong Holdings, Ltd.	702,000	1,674,475
China Construction Bank Corp.	350,000	286,699

www.cloughglobal.com

STATEMENT OF INVESTMENTS (CONTINUED)	9
March 31, 2010

	Shares	Value
Banks (continued)
CIT Group, Inc.(a)	29,000	$1,129,840
Cyrela Brazil Realty S.A.	31,400	367,791
The Dai-ichi Life Insurance Co., Ltd.(a) (h)	215	321,960
Indochina Capital Vietnam Holdings, Ltd.(a) (b)	24,452	81,303
Inpar S.A.(a)	146,300	263,255
Itau Unibanco Holding S.A. - ADR	63,440	1,395,046
Kasikornbank PLC	129,000	384,985
Knight Capital Group, Inc.(a)	108,786	1,658,986
Mizuho Financial Group, Inc.	346,800	686,255
New York Community Bancorp, Inc.	21,600	357,264
PDG Realty S.A. Empreendimentos e Participacoes	117,800	985,669
PennantPark Investment Corp.	177,530	1,839,211
Regions Financial Corp.	86,500	679,025
Siam Commercial Bank PCL	115,000	327,200
State Street Corp.	53,077	2,395,896

		23,967,836
Non-Bank 3.45%
Apollo Investment Corp.	257,789	3,281,654
Ares Capital Corp.	149,524	2,218,936
Maiden Holdings, Ltd.(b)	23,900	176,621
Solar Capital, Ltd.(a)	18,900	399,546

		6,076,757

TOTAL FINANCE		30,044,593

Gold/Metals 1.68%
Anglo American PLC - ADR(a)	7,194	155,678
Anglo Platinum, Ltd.(a)	12,362	1,255,930
China Molybdenum Co., Ltd.	239,000	200,084
Kinross Gold Corp.	16,000	273,440
Lonmin PLC(a)	34,800	1,076,245

		2,961,377

Health Care 0.64%
BioMarin Pharmaceutical, Inc.(a)	17,127	400,258
BioSphere Medical, Inc.(a)	182,703	484,163
BioSphere Medical, Inc.(a) (c)	50,000	132,500
Molecular Insight Pharmaceuticals, Inc.(a)	80,200	105,062

		1,121,983
Industrial 12.30%
Aegean Marine Petroleum Network, Inc.	57,500	1,631,850
AMR Corp.(a)	142,000	1,293,620
Avis Budget Group, Inc.(a)	125,770	1,446,355
Bakrie Sumatera Plantations Tbk PT	1,527,000	83,067
BE Aerospace, Inc.(a)	94,295	2,871,283
BorgWarner, Inc.(a)	40,000	1,527,200
Bumi Resources Tbk PT	1,027,000	253,942

2010 - Annual Report

10	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

	Shares	Value
Industrial (continued)
Chicago Bridge & Iron Co.(a)	95,479	$2,220,842
China South City Holdings, Ltd.(a) (b)	1,178,000	207,858
Crown Holdings, Inc.(a)	59,700	1,609,512
FANUC, Ltd.	7,500	795,807
Flowserve Corp.	2,600	286,702
Foster Wheeler, Ltd.(a)	46,500	1,262,010
Fosun International, Ltd.	8,000	6,399
General Cable Corp.(a)	75,700	2,043,900
JSR Corp.	14,200	296,637
Kingboard Chemical Holdings, Ltd.	41,980	191,131
Landstar System, Inc.	7,100	298,058
McDermott International, Inc.(a)	16,851	453,629
Metabolix, Inc.(a)	29,400	358,092
Mitsubishi Electric Corp.	45,000	413,467
Mitsui & Co., Ltd.	17,400	292,388
SMC Corp.	3,900	529,372
Terex Corp.(a)	16,799	381,505
TransDigm Group, Inc.	17,635	935,360

		21,689,986

Insurance 9.34%
Aflac, Inc.	28,400	1,541,836
Arch Capital Group, Ltd.(a)	4,900	373,625
China Pacific Insurance Group Co., Ltd.(a) (b)	97,000	429,765
Everest Re Group, Ltd.	8,900	720,277
Genworth Financial, Inc.(a)	101,315	1,858,117
The Hartford Financial Services Group, Inc.	49,100	1,395,422
Korea Life Insurance Co., Ltd.	53,776	416,349
Lincoln National Corp.	84,688	2,599,921
Loews Corp.	67,400	2,512,672
MBIA, Inc.(a)	8,473	53,126
Montpelier Re Holdings, Ltd.	15,357	258,151
Primerica, Inc.	1,954	29,310
RenaissanceRe Holdings, Ltd.	13,500	766,260
Torchmark Corp.	21,555	1,153,408
XL Capital, Ltd.	124,500	2,353,050

		16,461,289

Metals & Mining 0.47%
Gerdau S.A. - ADR	51,129	833,403

Real Estate 0.56%
Cheung Kong Holdings, Ltd.	63,000	811,412
Mingfa Group International Co., Ltd.(a) (b)	579,100	173,038

		984,450

Real Estate Investment Trusts (REITs) 9.08%
Annaly Capital Management, Inc.	293,200	5,037,176
Anworth Mortgage Asset Corp.	160,614	1,082,538

www.cloughglobal.com

STATEMENT OF INVESTMENTS (CONTINUED)	11
March 31, 2010

	Shares	Value
Real Estate Investment Trusts (REITs) (continued)
Apollo Commercial Real Estate Finance, Inc.	50,100	$902,301
Capstead Mortgage Corp.	78,903	943,680
Chimera Investment Corp.	165,632	644,309
Hatteras Financial Corp.	98,400	2,535,768
Hatteras Financial Corp.(b)	50,300	1,296,231
Host Hotels & Resorts, Inc.	106,535	1,560,738
Invesco Mortgage Capital, Inc.	35,400	814,200
MFA Financial, Inc.	161,339	1,187,455
Regal Real Estate Investment Trust	37,439	9,210

		16,013,606

Technology & Communications 18.58%
Arrow Electronics, Inc.(a)	47,800	1,440,214
Avnet, Inc.(a)	27,200	816,000
CA, Inc.	25,100	589,097
Centron Telecom International Holdings, Ltd.(a)	238,000	83,071
China Telecom Corp., Ltd.	688,000	339,381
Chunghwa Telecom Co., Ltd. - ADR	60,829	1,181,908
Cisco Systems, Inc.(a)	177,000	4,607,310
CommScope, Inc.(a)	18,400	515,568
Dell, Inc.(a)	34,600	519,346
Elpida Memory, Inc.(a)	13,000	255,995
Equinix, Inc.(a)	2,800	272,552
Google, Inc. - Class A(a)	3,500	1,984,535
Hitachi, Ltd.(a)	71,000	265,044
Honeywell International, Inc.	64,500	2,919,915
Intel Corp.	104,500	2,326,170
Magal Security Systems, Ltd.(a)	72,925	282,949
Microsoft Corp.	163,242	4,778,093
Net Servicos de Comunicacao S.A. - ADR(a)	91,234	1,181,480
NII Holdings, Inc.(a)	17,100	712,386
Qualcomm, Inc.	36,600	1,536,834
Samsung Electronics Co., Ltd.	976	705,615
Seagate Technology(a)	76,533	1,397,493
Time Warner, Inc.	26,200	819,274
Verizon Communications, Inc.	88,300	2,739,066
Western Digital Corp.(a)	10,400	405,496
Zhuzhou CSR Times Electric Co., Ltd.	39,000	73,939

		32,748,731

Transportation 4.08%
Bombardier, Inc.	178,600	1,095,533
Gol Linhas Aereas Inteligentes S.A. - ADR	126,307	1,564,944
Localiza Rent A Car S.A.	57,400	603,582
Rheinmetall AG	4,100	292,113
Santos Brasil Participacoes S.A.	60,000	590,435
TAM S.A. - ADR	29,804	505,476
UAL Corp.(a)	107,200	2,095,760
US Airways Group, Inc.(a)	61,502	452,040

		7,199,883

2010 - Annual Report

12	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

	Shares	Value
Utilities 1.66%
Calpine Corp.(a)	180,296	$2,143,719
DPL, Inc.	28,900	785,791

		2,929,510

TOTAL COMMON STOCKS (Cost $166,527,877)		198,893,340

EXCHANGE TRADED FUNDS 3.90%
iShares iBoxx $ High Yield Corporate Bond Fund	32,701	2,889,787
SPDR Gold Shares(a)	36,600	3,987,570

TOTAL EXCHANGE TRADED FUNDS (Cost $5,377,132)		6,877,357

Description and Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS 24.86%
ACE INA Holdings, Inc.
02/15/2017	5.700%	$200,000	216,241
Adaro Indonesia PT
10/22/2019(d)	7.625%	450,000	469,710
Alliant Techsystems, Inc.
04/01/2016	6.750%	650,000	656,500
Anadarko Petroleum Corp.
09/15/2016	5.950%	625,000	681,469
Analog Devices, Inc.
07/01/2014	5.000%	350,000	369,990
Aon Corp.
12/14/2012	7.375%	365,000	408,652
Apache Corp.
09/15/2013	6.000%	600,000	672,772
Arrow Electronics, Inc.
04/01/2020	6.000%	250,000	252,709
ArvinMeritor, Inc.
03/15/2018	10.625%	425,000	442,000
AT&T, Inc.
02/15/2019	5.800%	525,000	562,174
Ball Corp.
03/15/2018	6.625%	650,000	667,875
Bank of America Corp.
12/01/2017	5.750%	900,000	923,981
BE Aerospace, Inc.
07/01/2018	8.500%	525,000	561,750
The Boeing Co.
03/15/2014	5.000%	250,000	270,879
BorgWarner, Inc.
10/01/2019	8.000%	400,000	432,133
Bottling Group LLC
01/15/2019	5.125%	600,000	629,783

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STATEMENT OF INVESTMENTS (CONTINUED)	13
March 31, 2010

Description and Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Burlington Northern Santa Fe Corp.
05/01/2017	5.650%	$725,000	$777,805
CITIC Resources Holdings, Ltd.
05/15/2014(d)	6.750%	450,000	461,250
Computer Sciences Corp.
03/15/2018(b)	6.500%	400,000	443,528
The Connecticut Light & Power Co.
Series 09-A, 02/01/2019	5.500%	450,000	475,449
Constellation Brands, Inc.
09/01/2016	7.250%	675,000	696,938
Corning, Inc.
06/15/2015	6.050%	400,000	402,182
Crown Americas LLC/ Crown Americas Capital Corp. II
05/15/2017(b)	7.625%	700,000	733,250
Devon Financing Corp., ULC
09/30/2011	6.875%	630,000	680,020
Eaton Vance Corp.
10/02/2017	6.500%	750,000	808,656
Enbridge Energy Partners LP
03/01/2019	9.875%	375,000	488,062
Evergrande Real Estate Group, Ltd.
01/27/2015(b)	13.000%	375,000	386,250
Florida Power Corp.
06/15/2018	5.650%	400,000	433,821
Ford Motor Credit Co., LLC
10/01/2014	8.700%	850,000	922,521
Forest Oil Corp.
06/15/2019	7.250%	600,000	606,000
General Cable Corp.
04/01/2017	7.125%	700,000	697,375
General Dynamics Corp.
02/01/2014	5.250%	590,000	648,805
General Mills, Inc.
02/15/2012	6.000%	600,000	653,113
Gol Finance
04/03/2017	7.500%	60,000	59,700
The Goldman Sachs Group, Inc.
01/15/2016	5.350%	650,000	685,305
Goodrich Corp.
03/01/2019(b)	6.125%	425,000	462,656
The Goodyear Tire & Rubber Co.
05/15/2016	10.500%	650,000	705,250
Hanesbrands, Inc.
12/15/2016	8.000%	450,000	468,000
Hasbro, Inc.
05/15/2014	6.125%	350,000	384,367
03/15/2040	6.350%	75,000	74,349

2010 - Annual Report

14	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

Description and Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Hewlett-Packard Co.
03/01/2014	6.125%	$350,000	$394,501
03/01/2018	5.500%	300,000	326,534
Iron Mountain, Inc.
01/01/2016	6.625%	625,000	623,438
Johnson Controls, Inc.
01/15/2016	5.500%	800,000	857,259
JPMorgan Chase & Co.
04/23/2019	6.300%	675,000	746,200
Lear Corp.
03/15/2018	7.875%	525,000	533,531
McDonald’s Corp.
02/01/2019	5.000%	600,000	630,746
Montpelier Re Holdings, Ltd.
08/15/2013	6.125%	250,000	258,147
Morgan Stanley
10/15/2015	5.375%	600,000	623,769
Nabors Industries, Inc.
01/15/2019	9.250%	550,000	685,215
National Oilwell Varco, Inc.
Series B, 08/15/2015	6.125%	545,000	549,840
Newfield Exploration Co.
09/01/2014	6.625%	400,000	413,000
05/15/2018	7.125%	250,000	255,000
Oracle Corp.
04/15/2018	5.750%	255,000	280,140
PacifiCorp
01/15/2019	5.500%	600,000	642,699
Petrohawk Energy Corp.
06/01/2015	7.875%	675,000	691,031
Pioneer Natural Resources Co.
03/15/2017	6.650%	650,000	653,107
Precision Castparts Corp.
12/15/2013	5.600%	400,000	424,562
The President and Fellows of Harvard College
10/01/2037	6.300%	500,000	523,190
Prime Dig Pte, Ltd.
11/03/2014(d)	11.750%	300,000	326,250
Progress Energy
01/15/2019	5.300%	600,000	632,304
Provident Cos, Inc.
07/15/2018	7.000%	425,000	434,074
Public Service Co. of Colorado
06/01/2019	5.125%	600,000	625,192
Public Service Electric & Gas Co.
11/01/2013	6.330%	600,000	681,137
Range Resources Corp.
05/15/2019	8.000%	600,000	643,500
Rearden G Holdings EINS GmbH
03/30/2020(b)	7.875%	440,000	447,700

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STATEMENT OF INVESTMENTS (CONTINUED)	15
March 31, 2010

Description and Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Roche Holdings, Inc.
03/01/2019(b)	6.000%	$600,000	$664,232
Shimao Property Holdings, Ltd.
12/01/2016(d)	8.000%	450,000	429,909
Silgan Holdings, Inc.
08/15/2016	7.250%	600,000	625,500
South Carolina Electric & Gas Co.
11/01/2018	5.250%	400,000	419,442
Spirit Aerosystems, Inc.
10/01/2017(b)	7.500%	550,000	566,500
Star Energy Geothermal Wayang Windu, Ltd.
02/12/2015(b)	11.500%	450,000	478,125
Starwood Hotels & Resorts Worldwide, Inc.
05/15/2018	6.750%	675,000	680,063
TAM Capital 2, Inc.
01/29/2020(d)	9.500%	520,000	517,400
Torchmark Corp.
06/15/2016	6.375%	275,000	279,611
The Travelers Cos., Inc.
05/15/2018	5.800%	275,000	295,066
TRW Automotive, Inc.
03/15/2014(b)	7.000%	575,000	569,250
Tyco International Finance S.A.
01/15/2019	8.500%	450,000	558,977
United Technologies Corp.
02/01/2019	6.125%	500,000	563,359
Vedanta Resources PLC
07/18/2018(d)	9.500%	375,000	412,500
Verizon Wireless Capital LLC
02/01/2014(b)	5.550%	400,000	437,485
Wal-Mart Stores, Inc.
02/15/2018	5.800%	250,000	279,425
Weatherford International, Ltd.
03/01/2019	9.625%	615,000	779,433

TOTAL CORPORATE BONDS (Cost $40,601,810)			43,831,613

ASSET/MORTGAGE BACKED SECURITIES 0.57%
Freddie Mac REMICS
Series 2006-3155, Class SA,
11/15/2035(e)	37.440%	617,276	704,379
Government National Mortgage Association (GNMA)
Series 2007-37, Class SA, 03/20/2037(e)	21.271%	230,669	240,941
Series 2007-37, Class SB, 03/20/2037(e)	21.271%	63,951	64,900

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $881,763)			1,010,220

2010 - Annual Report

16	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

Description and Maturity Date	Coupon Rate	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 4.32%
Small Business Administration Participation Certificates
Series 2008-20L, Class 1, 12/01/2028	6.220%	$554,851	$607,310
U.S. Treasury Bonds
08/15/2018	4.000%	6,800,000	7,006,128

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $7,874,023)			7,613,438

	Expiration Date	Exercise Price	Number of Contracts	Value
PURCHASED OPTIONS 0.26%
Purchased Call Options 0.14%
Halliburton Co.	January, 2011	$30.00	350	131,250
Transocean, Ltd.	May, 2010	90.00	580	119,480

TOTAL PURCHASED CALL OPTIONS (Cost $896,310)				250,730

Purchased Put Options 0.12%
S&P 500 Index	April, 2010	1,080.00	420	55,650
S&P 500 Index	April, 2010	1,100.00	310	52,700
S&P 500 Index	April, 2010	1,125.00	340	102,000

TOTAL PURCHASED PUT OPTIONS (Cost $4,822,762)				210,350

TOTAL PURCHASED OPTIONS (Cost $5,719,072)				461,080

	Shares/ Principal Amount	Value
SHORT-TERM INVESTMENTS 11.95%
Money Market Fund
Dreyfus Treasury Prime Money Market Fund
(0.000% 7-day yield)(f)	6,100,808	$6,100,808

U.S. Treasury Bills
U.S. Treasury Bill Discount Notes
9/23/2010, 0.169%(g)	5,000,000	4,994,775
12/16/2010, 0.246%(g)	10,000,000	9,981,290

TOTAL SHORT-TERM INVESTMENTS (Cost $21,078,921)		21,076,873

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STATEMENT OF INVESTMENTS (CONTINUED)	17
March 31, 2010

	Shares/ Principal Amount	Value
Total Investments - 158.67%* (Cost $248,060,598)		$279,763,921

Liabilities in Excess of Other Assets - (58.67%)		(103,447,179)

NET ASSETS - 100.00%		$176,316,742

SCHEDULE OF OPTIONS WRITTEN	Expiration Date	Exercise Price	Number of Contracts	Value
Call Options Written
Halliburton Co.	January, 2011	$45.00	350	$(10,675)
Transocean, Ltd.	May, 2010	100.00	580	(18,560)

TOTAL CALL OPTIONS WRITTEN (Premiums received $452,200)				(29,235)

Put Options Written
S&P 500 Index	April, 2010	1,000.00	730	(31,025)
S&P 500 Index	April, 2010	1,050.00	340	(28,050)

TOTAL PUT OPTIONS WRITTEN (Premiums received $2,110,258)				(59,075)

TOTAL OPTIONS WRITTEN (Premiums received $2,562,458)				$(88,310)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
Common Stocks
Antofagasta PLC	(14,700)	$(231,995)
AvalonBay Communities, Inc.	(2,226)	(192,215)
Berkshire Hathaway, Inc.	(24,900)	(2,023,623)
Boston Properties, Inc.	(8,500)	(641,240)
Caterpillar, Inc.	(15,200)	(955,320)
Cie Generale d’Optique Essilor International S.A.	(5,600)	(357,535)
Encana Corp.	(5,600)	(173,768)
Federal Realty Investment Trust	(5,600)	(407,736)
First Solar, Inc.	(4,700)	(576,455)
Genuine Parts Co.	(21,194)	(895,447)
Harley-Davidson, Inc.	(21,900)	(614,733)
ICICI Bank, Ltd. - ADR	(14,922)	(637,169)
IDEXX Laboratories, Inc.	(3,600)	(207,180)
Kohl’s Corp.	(5,300)	(290,334)
Macy’s, Inc.	(13,700)	(298,249)
Marathon Oil Corp.	(28,500)	(901,740)
Nabors Industries, Ltd.	(34,300)	(673,309)
Patterson-UTI Energy, Inc.	(52,800)	(737,616)
PetSmart, Inc.	(5,300)	(169,388)
Pitney Bowes, Inc.	(15,277)	(373,523)
POSCO - ADR	(3,500)	(409,535)
Quest Diagnostics, Inc.	(15,000)	(874,350)

2010 - Annual Report

18	STATEMENT OF INVESTMENTS (CONTINUED)
March 31, 2010

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
Unit Corp.	(21,247)	$(898,323)
Valero Energy Corp.	(45,000)	(886,500)
VCA Antech, Inc.	(4,900)	(137,347)
Vornado Realty Trust	(630)	(47,691)
WW Grainger, Inc.	(6,600)	(713,592)

		(15,325,913)

Exchange Traded Funds
Energy Select Sector SPDR Fund	(45,172)	(2,598,294)
iShares MSCI Mexico Investable Market Index Fund	(11,974)	(639,052)
iShares Russell 2000 Index Fund	(75,000)	(5,085,750)
United States Natural Gas Fund LP	(42,274)	(292,113)
United States Oil Fund LP	(20,700)	(834,210)
Vanguard REIT ETF	(63,095)	(3,080,298)

		(12,529,717)

TOTAL SECURITIES SOLD SHORT (Proceeds $23,152,074)		$(27,855,630)

Abbreviations:

ADR - American Depositary Receipt

AG - Aktiengesellschaft is a German acronym on company names meaning Public Company

ETF - Exchange Traded Fund

LLC - Limited Liability Company

LP - Limited Partnership

MSCI - Morgan Stanley Capital International

PLC - Public Limited Company

PT - equivalent to Public Limited Company in Indonesia

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law

S&P - Standard & Poor’s

SPDR - Standard & Poor’s Depositary Receipt

Tbk - Terbuka (stock symbol in Indonesian)

ULC - Unlimited Liability Company

*	All securities are being held as collateral for borrowings (See note 6), written options and/or short sales as of March 31, 2010.
(a)	Non-Income Producing Security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of March 31, 2010, these securities had a total value of $8,376,067 or 4.75% of net assets.

(c)

Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of March 31, 2010, these securities had a total value of $132,500 or 0.08% of net assets.

(d)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. As of March 31, 2010, the aggregate market value of those securities was $2,617,019, representing 1.48% of net assets.

(e)	Floating or variable rate security - rate disclosed as of March 31, 2010.
(f)	Less than 0.0005%
(g)	Discount at purchase.
(h)	Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of March 31, 2010, these securities had a total value of $321,960 or 0.18% of net assets.

For Fund compliance purposes, the Fund’s industry classifications refer to any one of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

See Notes to Financial Statements

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STATEMENT OF ASSETS & LIABILITIES	19
March 31, 2010

Assets:
Investments, at value (Cost - see below)	$279,763,921
Cash	902,523
Deposit with broker for securities sold short and written options	13,836,366
Dividends receivable	808,252
Interest receivable	797,166
Receivable for investments sold	9,026,989

Total Assets	305,135,217

Liabilities:
Foreign cash due to custodian (Cost $291,097)	291,050
Loan payable	89,800,000
Interest due on loan payable	6,940
Securities sold short (Proceeds $23,152,074)	27,855,630
Options written, at value (Premiums received $2,562,458)	88,310
Payable for investment purchased	10,478,123
Dividends payable - short sales	20,455
Interest payable - margin account	23,376
Accrued investment advisory fee	177,065
Accrued administration fee	72,091
Accrued trustees fee	5,435

Total Liabilities	128,818,475

Net Assets	$176,316,742

Cost of Investments	$248,060,598

Composition Of Net Assets:
Paid-in capital	$189,295,706
Overdistributed net investment income	(352,131)
Accumulated net realized loss on investments, options, securities sold short and foreign currency transactions	(42,119,636)
Net unrealized appreciation in value of investments, securities sold short and translation of assets and liabilities denominated in foreign currency	29,492,803

Net Assets	$176,316,742

Shares of common stock outstanding of no par value, unlimited shares authorized	10,434,606

Net assets value per share	$16.90

See Notes to Financial Statements

2010 - Annual Report

20	STATEMENT OF OPERATIONS
For the Year Ended March 31, 2010

Investment Income:
Dividends (net of foreign withholding taxes $87,990)	$5,168,993
Interest on investment securities (Net of foreign withholding taxes of $1,015)	3,507,112
Hypothecated securities income (See Note 6)	46,671

Total Income	8,722,776

Expenses:
Investment advisory fee	2,034,079
Administration fee	828,161
Interest on loan	1,299,923
Trustees fee	140,368
Dividend expense - short sales	681,094
Interest expense - margin account	267,476
Other expenses	165,640

Total Expenses	5,416,741

Net Investment Income	3,306,035

Net Realized Gain/(Loss) On:
Investment securities	(9,280,504)
Securities sold short	(10,892,481)
Written options	9,954,687
Foreign currency transactions	(92,011)
Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	56,613,978

Net gain on investments, options, securities sold short and foreign currency transactions	46,303,669

Net Increase in Net Assets Attributable to Common Shares from Operations	$49,609,704

See Notes to Financial Statements

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STATEMENTS OF CHANGES IN NET ASSETS	21
March 31, 2010

	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009
Common Shareholders Operations:
Net investment income	$3,306,035	$3,110,417
Net realized gain/(loss) from:
Investment securities	(9,280,504)	(67,100,746)
Securities sold short	(10,892,481)	29,251,211
Written options	9,954,687	7,944,236
Foreign currency transactions	(92,011)	(167,609)
Net change in unrealized appreciation/(depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	56,613,978	(43,388,529)
Distributions to Preferred Shareholders from:
Net investment income	—	(544,694)

Net Increase/(Decrease) in Net Assets Attributable to Common Shares from Operations	49,609,704	(70,895,714)

Distributions To Common Shareholders:
Net investment income	(4,763,937)	(8,507,063)
Net realized gains on investments	—	(3,193,929)
Tax return of capital	(6,714,129)	(4,576,993)

Net Decrease in Net Assets from Distributions	(11,478,066)	(16,277,985)

Net Increase/(Decrease) in Net Assets
Attributable to Common Shares	38,131,638	(87,173,699)

Net Assets Attributable To Common Shares:
Beginning of period	138,185,104	225,358,803

End of period*	$176,316,742	$138,185,104

*Includes overdistributed net investment Income of:	$(352,131)	$—

See Notes to Financial Statements

2010 - Annual Report

22	STATEMENT OF CASH FLOWS
For the Year Ended March 31, 2010

Cash Flows From Operating Activities:
Net increase in net assets from operations	$49,609,704
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(283,021,794)
Proceeds from disposition of investment securities	272,131,570
Cover securities sold short transactions	144,549,618
Proceeds from securities sold short transactions	(150,478,576)
Written options transactions	9,946,975
Proceeds from written options transactions	(197,828)
Purchased options transactions	(24,792,364)
Proceeds from purchased options transactions	2,195,183
Purchased options exercised	207,378
Net purchases of short-term investment securities	(20,087,330)
Net realized loss from investment securities	9,280,504
Net realized loss on securities sold short	10,892,481
Net realized gain on written options	(9,954,687)
Net change in unrealized appreciation on investment securities	(56,613,978)
Premium amortization	190,685
Discount accretion	(132,821)
Decrease in deposits with brokers for securities sold short and written options	19,990,843
Increase in dividends receivable	(395,706)
Increase in interest receivable	(237,690)
Increase in receivable for investments sold	(1,119,945)
Increase in interest due on loan payable	3,917
Increase in payable for investments purchased	9,952,928
Decrease in dividends payable -short sales	(47,787)
Increase in interest payable -margin account	15,222
Increase in accrued investment advisory fee	46,213
Increase in accrued administration fee	18,816
Increase in accrued trustees fees	411

Net cash provided by operating activities	(18,048,058)

Cash Flows From Financing Activities:
Proceeds from bank borrowing	29,600,000
Cash distributions paid	(11,478,066)

Net cash used in financing activities	18,121,934

Net increase in cash	73,876

Cash, beginning balance	$537,597
Cash and foreign currency, ending balance	$611,473

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest from bank borrowing:	$1,296,006

See Notes to Financial Statements

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INTENTIONALLY LEFT BLANK

24	FINANCIAL HIGHLIGHTS
March 31, 2010

For the Year Ended March 31, 2010
Per Common Share Operating Performance
Net asset value – beginning of period	$13.24

Income from investment operations:
Net investment income	0.32 *
Net realized and unrealized gain/(loss) on investments	4.44
Distributions to Preferred Shareholders from:	—
Net investment income	—

Total from Investment Operations	4.76

Distributions to Common Shareholders from:
Net investment income	(0.46)
Net realized gain	—
Tax return of capital	(0.64)

Total Distributions to Common Shareholders	(1.10)

Capital Share Transactions:
Common share offering costs charged to paid–in capital	—
Preferred share offering costs and sales load charged to paid–in capital	—

Total Capital Share Transactions	—

Net asset value – end of period	$16.90

Market price – end of period	$15.92

Total Investment Return – Net Asset Value(1):	38.14%
Total Investment Return – Market Price(1):	61.32%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$176,317
Ratios to average net assets attributable to common shareholders:
Total expenses(2)	3.22%
Total expenses excluding interest expense and dividends on short sales expense(2)	1.88%
Net investment income(2)	1.96%
Preferred share dividends	N/A
Portfolio turnover rate	115%

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	N/A
Total shares outstanding (000)	N/A
Asset coverage per share(5)	N/A
Liquidation preference per share	N/A
Average market value per share(6)	N/A

^	As approved by the Board of Trustees of the Fund, the fiscal year-end changed from May 31 to March 31, effective March 15, 2006.
*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

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FINANCIAL HIGHLIGHTS	25
March 31, 2010

For the Year Ended March 31, 2009	For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	For the Period June 1, 2005 to March 31, 2006^		For the Period July 28, 2004 (inception) to May 31, 2005
$21.60	$22.61	$24.42	$20.78		$19.10

0.30 *	0.46 *	1.79	0.92		0.93
(7.05)	1.47	(0.98)	4.75		1.99
(0.05)	(0.49)	(0.47)	(0.31)		(0.14)

(6.80)	1.44	0.34	5.36		2.78

(0.81)	(1.72)	(1.44)	(1.05)		(0.93)
(0.31)	(0.73)	(0.71)	(0.67)		—
(0.44)	—	—	—		—

(1.56)	(2.45)	(2.15)	(1.72)		(0.93)

—	—	—	—		(0.04)
—	—	—	—		(0.13)

—	—	—	—		(0.17)

$13.24	$21.60	$22.61	$24.42		$20.78

$10.68	$18.90	$20.82	$23.99		$22.59

(32.20% )	7.10%	1.59%	25.99%		13.89%
(37.50% )	1.77%	(4.77%)	13.85%		18.24%

$138,185	$225,359	$235,962	$248,354		$205,260

3.35%	2.10%	2.02%	2.07	% (3)	1.89	% (3)

2.76%	1.73%	1.75%	1.64	% (3)	1.37	% (3)
1.73%	2.02%	2.63%	2.73	% (3)	1.23	% (3)
0.30%	2.14%	2.10%	1.62	% (3)	0.82	% (3)
233%	136%	187%	182%		236%

— (4)	$95,052	$95,042	$95,051		$95,050
— (4)	3.8	3.8	3.8		3.8
— (4)	$84,319	$87,106	$90,370		$79,029
— (4)	$25,000	$25,000	$25,000		$25,000
— (4)	$25,000	$25,000	$25,000		$25,000

(2)	Ratios do not reflect dividend payments to preferred shareholders.
(3)	Annualized.
(4)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 22, 2008.
(5)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(6)	Based on monthly prices.

See Notes to Financial Statements

2010 - Annual Report

26	NOTES TO FINANCIAL STATEMENTS
March 31, 2010

1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Allocation Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Amended Agreement and Declaration of Trust dated April 27, 2004. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation: The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

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NOTES TO FINANCIAL STATEMENTS	27
March 31, 2010

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of March 31, 2010.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Fair Valuation: If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of March 31, 2010, securities which have been fair valued represented 0.18% of the Fund’s net assets.

A three–tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	-	quoted prices in active markets for identical investments

Level 2	-	Significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.)

Level 3	-	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

2010 - Annual Report

28	NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2010

The following is a summary of the inputs used as of March 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$198,571,380	$321,960	$—	$198,893,340
Exchange Traded Funds	6,877,357	—	—	6,877,357
Corporate Bonds	—	43,831,613	—	43,831,613
Asset/Mortgage Backed Securities	—	1,010,220	—	1,010,220
Government & Agency Obligations	7,006,128	607,310	—	7,613,438
Purchased Options	461,080	—	—	461,080
Short-Term Investments	21,076,873	—	—	21,076,873

TOTAL	$233,992,818	$45,771,103	$—	$279,763,921

Other Financial Instruments*
Options Written	$(88,310)	$—	$—	$(88,310)
Securities Sold Short	(27,855,630)	—	—	(27,855,630)

TOTAL	$(27,943,940)	$—	$—	$(27,943,940)

*	For detailed Industry descriptions, see the accompanying Statement of Investments.

All securities of the Fund were valued using either Level 1 or Level 2 inputs during the period ended March 31, 2010. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for this Fund.

Options: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)	29
March 31, 2010

Written option activity for the year ended March 31, 2010 was as follows:

	Written Call Options		Written Put Options
	Contracts	Premiums	Contracts	Premiums
Outstanding, March 31, 2009	—	$—	1,000	$2,767,999
Positions opened	930	452,200	6,810	9,494,773
Exercised	—	—	—	—
Expired	—	—	(6,190)	(9,972,669)
Closed	—	—	(550)	(179,845)

Outstanding, March 31, 2010	930	$452,200	1,070	$2,110,258

Market Value, March 31, 2010		$29,235		$59,075

Short Sales: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Derivatives Instruments and Hedging Activities: The Fund may write or purchase option contracts to adjust risk and return of their overall investment positions. The following tables disclose the amounts related to the Fund’s use of derivative instruments and hedging activities.

The effect of derivatives instruments on the Balance Sheet as of March 31, 2010:

	Asset Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Contracts	Fair Value

Equity Contracts	Investments, at value	2,000	$461,080

TOTAL			$461,080

	Liability Derivatives
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Contracts	Fair Value

Equity Contracts	Options written, at value	2,000	$88,310

TOTAL			$88,310

The number of options contracts held at March 31, 2010 is representative of options contracts activity during the year ended March 31, 2010.

The effect of derivatives instruments on the Statement of Operations for the year ended March 31, 2010:

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) On Derivatives Recognized in Income	Realized Gain/(Loss) On Derivatives Recognized in Income	Change in Unreal- ized Gain/(Loss) On Derivatives Recognized in Income

Equity Contracts

Net realized gain (loss) on Investment securities and Written options/Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated

in foreign currencies

		$(10,129,111)	$(2,349,803)

TOTAL		$(10,129,111)	$(2,349,803)

2010 - Annual Report

30	NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2010

Income Taxes: The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2010, March 31, 2009, March 31, 2008, and March 31, 2007.

Distributions to Shareholders: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the Investment Company Act of 1940, as amended (the “1940 Act”), and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay-out of a level dollar amount. At this time, the Fund has not implemented a managed distribution plan as permitted under the exemption.

Securities Transactions and Investment Income: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates: The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Credit Risk: Credit risk is the risk that a fixed-income security’s issuer will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/ or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. The Fund may lose money if the issuer or guarantor of a fixed-income security is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)	31
March 31, 2010

Credit risk also relates to the risk that a counterparty will be unable or unwilling to meet commitments it has entered into with the Fund (sometimes described as counterparty risk). All securities transactions are cleared through and held in custody by the Fund’s prime brokers, which results in concentration of counterparty risk. The Fund is subject to such risk to the extent that these institutions may be unable to fulfill their obligations either to return the Fund’s securities or repay amounts owed. This risk, however, is mitigated by the prime broker’s rules and regulations governing their business activities, including maintenance of net capital requirements and segregation of customers’ funds and securities from holdings of the firm.

2. TAXES

Classification of Distributions: Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes.

The tax character of the distributions paid by the Fund during the periods ended March 31, 2010 and March 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary Income	$4,763,937	$9,051,757
Long-Term Capital Gain	—	3,193,929
Return of Capital	6,714,129	4,576,993

Total	$11,478,066	$16,822,679

Components of Earnings: Tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under accounting principles generally accepted in the United States. Accordingly, for the period ended March 31, 2010, certain differences were reclassified. The Fund decreased accumulated net investment loss by $1,105,771, increased accumulated net realized loss by $1,105,639 and decreased paid in capital by $132. These differences were primarily due to the differing tax treatment of certain investments.

At March 31, 2010, the Fund had available for tax purposes unused capital loss carryovers of $10,763,701 and $25,799,419, expiring March 31, 2017 and March 31, 2018, respectively.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$—
Accumulated net realized loss	(42,225,819)
Unrealized appreciation	26,771,336
Other Cumulative Effect of Timing Differences	2,475,519

Total	$(12,978,964)

2010 - Annual Report

32	NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2010

Net unrealized appreciation/depreciation of investments based on federal tax cost as of March 31, 2010, were as follows:

Gross appreciation (excess of value over tax cost)	$41,335,799
Gross depreciation (excess of tax cost over value)	(12,298,479)
Net depreciation (excess of value over tax cost) of foreign currency and derivatives	(2,265,984)

Net unrealized appreciation	$26,771,336

Cost of investments for income tax purposes	$250,782,065

Post October Loss: Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2010, the Fund elected to defer capital losses occurring between November 1, 2009 and March 31, 2010 in the amount of $5,662,699 and currency losses of $85,709 respectively.

3. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 10,434,606 common shares outstanding on March 31, 2010, ALPS Fund Services (“ALPS”) owned 5,787 shares.

Transactions in common shares were as follows:

	For the Year Ended March 31, 2010	For the Year Ended March 31, 2009

Common shares outstanding - beginning of period	10,434,606	10,434,606
Common shares issued as reinvestment of dividends	—	—

Common shares outstanding - end of period	10,434,606	10,434,606

Preferred Shares: In April 2008 the Fund announced its intent to redeem all outstanding shares of its Auction Market Preferred Shares (“AMPS”). Proper notice was sent to AMPS holders on or before May 22, 2008, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

The Fund obtained alternative financing to provide new funding in order to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees approved the refinancing in April 2008. See Note 6 – Leverage, for further information on the borrowing facility used by the Fund during the year ended, and as of, March 31, 2010.

4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended March 31, 2010 aggregated $282,982,538 and $272,131,570 respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended March 31, 2010 aggregated $8,402,040 and $20,341,031, respectively.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)	33
March 31, 2010

5. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Fund as defined in the 1940 Act.

6. LEVERAGE

In January 2009, the Fund entered into a Committed Facility Agreement (the “Agreement”) with BNP Paribas Prime Brokerage, Inc. (“BNP”) that allowed the Fund to borrow up to an initial limit of $60,200,000 (the “Initial Limit”). During the year ended March 31, 2010, Fund and BNP amended the Agreement to increase the borrowing limit on several occasions, subject to the applicable asset coverage requirements of Section 18 of the 1940 Act. In April, June and September of 2009 the Fund borrowed additional amounts of $11,000,000, $11,000,000, and $7,600,000, respectively. Borrowings under the Agreement are secured by assets of the Fund. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 1.10% on the amount borrowed and 1.00% on the undrawn balance. The Fund also pays a one time Arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund. The Arrangement fee paid for the year ended March 31, 2010 totaled $149,250 and is included in Other expenses in the Statement of Operations. For the year ended March 31, 2010, the average amount borrowed under the agreement and the average interest rate for the amount borrowed were $83,909,589 and 1.55% respectively. As of March 31, 2010, the amount of such outstanding borrowings is $89,800,000. The interest rate applicable to the borrowings on March 31, 2010 was 1.39%.

In addition, BNP has the ability to reregister the collateral in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral (“Hypothecated Securities”) with all attendant rights of ownership. The Fund can recall any Hypothecated Securities upon demand and without condition and BNP is obligated to return such security or equivalent security to the Fund the lesser of five days or the standard market settlement time in the principal market in which the Hypothecated Securities are traded after such request. If the Fund recalls a Hypothecated Security in connection with a sales transaction and BNP fails to return the Hypothecated Securities or equivalent securities in a timely fashion, BNP shall remain liable to the Fund’s custodian for the ultimate delivery of such Hypothecated Securities or equivalent securities to the executing broker for the sales transaction and for any buy-in costs that the executing broker may impose with respect to the failure to deliver. If Hypothecated

2010 - Annual Report

34	NOTES TO FINANCIAL STATEMENTS (CONTINUED)
March 31, 2010

Securities are not returned by BNP to the Fund by the deadline to exercise a corporate action (conversion, sub-division, consolidation, etc.) with respect to such Hypothecated Securities, the Fund can request, and BNP shall, to the extent commercially reasonable under the circumstances, return equivalent securities in such form that will arise if the right had been exercised. The Fund shall also have the right to apply and set off an amount equal to one hundred percent (100%) of the then-current fair market value of such Hypothecated Securities against any amounts owed to BNP under the Agreement. The Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. As of March 31, 2010, the value of securities on loan was $ 10,356,232.

The Board of Trustees has approved the Agreement. No violations of the Agreement have occurred during the fiscal year ended March 31, 2010.

The Fund receives income from BNP based on the value of the hypothecated securities. This income is recorded as Hypothecated Securities Income on the Statement of Operations. The interest incurred on borrowed amounts is recorded as Interest on Loan in the Statement of Operations, a part of Total Expenses. Total Expenses are used to calculate some of the ratios shown in the Financial Highlights. This differs from the way the dividends paid on the AMPS were recorded in prior years as those amounts were excluded from Total Expenses on the Statement of Operations. This change in presentation, based on accounting principles generally accepted in the U.S., can cause the ratio of expenses to average net assets (as shown in the Financial Highlights) to increase compared to prior fiscal years. This is a reflection of how the information is presented on the financial statements, rather than a true increase in the cost of leverage (financing vs. the AMPS now redeemed).

7. OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each board meeting attended.

8. SUBSEQUENT EVENTS

Management has evaluated whether any events or transactions occurred subsequent to March 31, 2010 through the date of issuance of the Fund’s financial statements, and determined that there were no other material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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DIVIDEND REINVESTMENT PLAN	35
March 31, 2010 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan

2010 - Annual Report

36	DIVIDEND REINVESTMENT PLAN (CONTINUED)
March 31, 2010 (Unaudited)

provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800 433–8191.

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ADDITIONAL INFORMATION	37
March 31, 2010 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

March 31, 2010 (unaudited)

Fund Policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Fund’s website at http://www.cloughglobal.com. Information regarding how the Fund voted proxies relating to portfolio securities held by the Fund for the period ended June 30, 2009, are available without charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

March 31, 2010 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Fund’s Form N–Q are available without a charge, upon request, by contacting the Fund at 1–877–256–8445 and on the Commission’s website at http:// www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

March 31, 2010 (unaudited)

Notice is hearby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

TAX DESIGNATIONS

March 31, 2010 (Unaudited)

The Fund hereby designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the fiscal year ended March 31, 2010:

Corporate Dividends Received Deduction	21.94%

Qualified Dividend Income	26.29%

2010 - Annual Report

38	TRUSTEES & OFFICERS
September 30, 2009 (Unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1–877–256–8445.

NON-INTERESTED TRUSTEES

Name, Age & Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During the Past Five Years

Andrew C. Boynton Age, 54 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee	Since March 23, 2005	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland.	3	Mr. Boynton is also Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

Robert L. Butler Age, 69 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee Chairman	Since Inception Since July 12, 2006	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 17 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001.	3	Mr. Butler is also Trustee and Chairman of the Clough Global Equity Fund and Clough Global Opportunities Fund.

www.cloughglobal.com

TRUSTEES & OFFICERS (CONTINUED)	39
March 31, 2010 (Unaudited)

NON-INTERESTED TRUSTEES

Name, Age & Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During the Past Five Years

Adam D. Crescenzi Age, 67 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee	Since Inception	Mr. Crescenzi is a Trustee of Dean College. He has been a founder and investor of several start-up technology and service firms. He currently is the Founding Partner of Simply Tuscan Imports LLC since 2007. He also serves as a Director of two non- profit organizations. He is retired from CSC Index as Executive Vice-President of Management Consulting Services.	3	Mr. Crescenzi is also Trustee and Chairman of the Nominating Committee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

John F. Mee Age, 66 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee	Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. Mr. Mee is currently a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of The College of the Holy Cross Alumni Association and Concord Carlisle Scholarship Fund, a Charitable Trust. Mr. Mee was from 1990 to 2009 an Advisor at the Harvard Law School Trial Advocacy Workshop.	3	Mr. Mee is also Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

(1)	The Fund Complex for all Trustees, except Mr. Rutledge, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust

2010 - Annual Report

40	TRUSTEES & OFFICERS (CONTINUED)
March 31, 2010 (Unaudited)

NON-INTERESTED TRUSTEES

Name, Age & Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During the Past Five Years

Richard C. Rantzow Age, 71 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee Vice Chairman	Since Inception Since July 12, 2006	Mr. Rantzow has over 30 years experience in the financial industry. His professional experience includes serving as an audit partner with Ernst & Young which specifically involved auditing financial institutions. Mr. Rantzow has also served in several executive positions in both financial and non- financial industries. Mr. Rantzow’s educational background is in accounting and he is a Certified Public Accountant who has continued to serve on several audit committees of various financial organizations.	3	Mr. Rantzow is also a Trustee and Chairman of the Audit Committee of the Clough Global Equity Fund, Clough Global Opportunities Fund and Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.

Jerry G. Rutledge Age, 65 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee	Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado. In addition, Mr. Rutledge is currently serving as a Director of the University of Colorado Hospital. Mr. Rutledge also served as a Director of the American National Bank until 2009.	4	Mr. Rutledge is also a Trustee of the Clough Global Equity Fund, Clough Global Opportunities Fund and Financial Investor Trust.

www.cloughglobal.com

TRUSTEES & OFFICERS (CONTINUED)	41
March 31, 2010 (Unaudited)

INTERESTED TRUSTEES

Name, Age & Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held by Trustee During the Past Five Years

Edmund J. Burke Age, 49 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer and President Trustee	Since Inception Since July 12, 2006	Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Fund as defined under the 1940 Act.	3	Mr. Burke is also a Trustee and Principal Executive Officer/President of the Clough Global Equity Fund and Clough Global Opportunities Fund. Mr. Burke is also Trustee, Chairman and President of Financial Investors Trust, Trustee and Vice President of the Liberty All-Star Equity Fund and Director and Vice-President of the Liberty All-Star Growth Fund, Inc.

James E. Canty Age, 48 One Post Office Square 40th Floor Boston, MA 02109	Trustee	Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd.	3	Mr. Canty is also a Trustee of the Clough Global Equity Fund and Clough Global Opportunities Fund.

(1)	The Fund Complex for all Trustees, except Mr. Rutledge, consists of the Clough Global Allocation Fund, Clough Global Equity Fund and Clough Global Opportunities Fund. The Fund Complex for Mr. Rutledge consists of Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund and the Clough China Fund, a series of the Financial Investors Trust

2010 - Annual Report

42	TRUSTEES & OFFICERS (CONTINUED)
March 31, 2010 (Unaudited)

OFFICERS

Name, Age and Address	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years

Jeremy O. May Age, 40 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer	Since Inception	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisors, Inc., ALPS Distributors, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. May is also the Treasurer of the Clough Global Equity Fund, Clough Global Opportunities Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Reaves Utility Income Fund. Mr. May is currently on the Board of Directors of the University of Colorado Foundation.

Erin E. Douglas Age, 33 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary	Since Inception	Ms. Douglas is Vice-President and Senior Associate Counsel of ALPS and Vice-President of ALPS Advisors, Inc., ALPS Distributors, Inc., and FTAM Distributors, Inc. Ms. Douglas joined ALPS as Associate Counsel in 2003. Ms. Douglas is deemed an affiliate of the Fund as defined under the 1940 Act. Ms Douglas is also Secretary of the Clough Global Equity Fund, Clough Global Opportunities Fund, Caldwell & Orkin Funds, Inc. and was formerly Secretary of Financial Investors Trust, from 2004 to 2007.

Michael T. Akins Age, 33 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer	Since September 20, 2006	Mr. Akins is Vice-President and Deputy Chief Compliance Officer of ALPS. Mr. Akins joined ALPS in 2006. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation from 2003 to 2006. Mr. Akins is deemed an affiliate of the Fund as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of the Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Reaves Utility Income Fund.

Dawn Cotten Age, 32 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer	Since March 8, 2010	Ms. Cotten joined ALPS in June 2009 as a Fund Controller. Prior to joining ALPS, Ms. Cotten served as Assistant Vice President of Fund Accounting for Madison Capital Management from February 2009 to June 2009. Prior to this, Ms. Cotten served as Financial Reporting Manager for Janus Capital Group. Ms. Cotten is deemed an affiliate of the Fund as defined under the 1940 Act.

Monette R. Nickels Age 38 1290 Broadway Ste. 1100 Denver, CO 80203	Tax Officer	Since March 10, 2010	Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Ms. Nickels is deemed an affiliate of the Fund as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS Variable Insurance Trust, ALPS ETF Trust, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Reaves Utility Income Fund.

www.cloughglobal.com

NOTES	43

2010 - Annual Report

44	NOTES

www.cloughglobal.com

ALPS
FUND SERVICES

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1–877–256–8445.

Item 2.  Code of Ethics.

(a)	The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not Applicable.

(c)	During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

(e)	Not Applicable.

(f)	The registrant’s Code of Ethics is attached as Exhibit 12.A.1 hereto.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Richard C. Rantzow as the registrant’s “audit committee financial expert.” Mr. Rantzow is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accounting Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2010 and 2009 were $28,333 and $28,333, respectively.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 in 2010 and $0 in 2009.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,760 in 2010 and $4,165 in 2009.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 in 2010 and $0 in 2009. These services include agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant’s principal auditors must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $0 for 2010 and $0 for 2009.

(h)	Not applicable.

Item 5.  Audit Committee of Listed Registrant.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boynton

Robert L. Butler

Adam D. Crescenzi

John F. Mee

Richard C. Rantzow, Committee Chairman

Jerry G. Rutledge

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) As of: March 31, 2010

Portfolio Managers Name	Title	Length of Service	Business Experience: 5 Years
Charles I. Clough, Jr.	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
Eric A. Brock	Partner and Portfolio Manager	Since Inception	Founding Partner Clough Capital Partners LP. Portfolio Manager for pooled investment accounts, separately managed accounts, and investment companies for over ten years.
James E. Canty	Partner and Portfolio Manager	Since Inception	Founding Partner of Clough Capital LP. Portfolio Manager, Chief Financial Officer and General Counsel for pooled investment accounts, separately managed accounts, and investment companies for over ten years. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Equity Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is an “interested” Trustee of the Fund.

(a)(2) As of March 31, 2010, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

Portfolio Managers Name	Registered Investment Companies	Other Pooled Investment Vehicles (1)	Other Accounts(2)	Material Conflicts If Any
Charles I Clough, Jr.	4 Accounts $2,115.2 million Total Assets	4 Accounts $700.4 million Total Assets	3 Accounts $221.3 million Total Assets	See below (3)
Eric A. Brock	4 Accounts $2,115.2 million Total Assets	4 Accounts $700.4 million Total Assets	3 Accounts $221.3 million Total Assets	See below (3)
James E. Canty	4 Accounts $2,115.2 million Total Assets	4 Accounts $700.4 million Total Assets	3 Accounts $221.3 million Total Assets	See below (3)
(1)	The advisory fees are based in part on the performance for each account.
(2)	The advisory fee is based in part on the performance for two account totaling $215.8 million in assets.
(3)	Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the “Accounts”). These potential conflicts include:

Limited Resources. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

Limited Investment Opportunities. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account’s ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

Different Investment Strategies. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

Variation in Compensation. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers’ performance record or to otherwise benefit the Portfolio Managers.

Selection of Brokers. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of March 31, 2010.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of March 31, 2010.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Charles I. Clough, Jr.	$100,000 - $500,000
Eric A. Brock	$50,001 - $100,000
James E. Canty	$50,001 - $100,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

None

Item 10. Submission of Matters to Vote of Security Holders.

There have been no material changes by which Shareholders may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Exhibit 12.A.1.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) The Proxy Voting Policies and Procedures is attached hereto as Ex99. Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President & Trustee

Date:	June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	June 7, 2010

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	June 7, 2010